Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

  a.
  Principles of Consolidation

        The accompanying financial statements reflect our financial position, results of operations, comprehensive income (loss), equity and cash flows on a consolidated basis. All intercompany account balances have been eliminated.

  b.
  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an ongoing basis, we evaluate the estimates used. We base our estimates on historical experience, actuarial estimates, current conditions and various other assumptions that we believe to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. Actual results may differ from these estimates.

  c.
  Cash, Cash Equivalents and Restricted Cash

        Cash and cash equivalents include cash on hand and cash invested in highly liquid short-term securities, which have remaining maturities at the date of purchase of less than 90 days. Cash and cash equivalents are carried at cost, which approximates fair value.

        We have restricted cash associated with a collateral trust agreement with our insurance carrier related to our workers' compensation self-insurance program. The restricted cash subject to this agreement was $33,612 and $33,860 as of December 31, 2012 and 2013, respectively, and is included in current assets on our Consolidated Balance Sheets. Restricted cash consists primarily of U.S. Treasuries.

  d.
  Foreign Currency

        Local currencies are the functional currencies for our operations outside the U.S., with the exception of certain foreign holding companies and our financing center in Switzerland, whose functional currency is the U.S. dollar. In those instances where the local currency is the functional currency, assets and liabilities are translated at period-end exchange rates, and revenues and expenses are translated at average exchange rates for the applicable period. Resulting translation adjustments are reflected in the accumulated other comprehensive items, net component of Iron Mountain Incorporated Stockholders' Equity and Noncontrolling Interests in the accompanying Consolidated Balance Sheets. The gain or loss on foreign currency transactions, calculated as the difference between the historical exchange rate and the exchange rate at the applicable measurement date, including those related to (1) our 7 1/4% GBP Senior Subordinated Notes due 2014 (the "7 1/4% Notes"), (2) our 6 3/4% Euro Senior Subordinated Notes due 2018 (the "6 3/4% Notes"), (3) the borrowings in certain foreign currencies under our revolving credit facility and (4) certain foreign currency denominated intercompany obligations of our foreign subsidiaries to us and between our foreign subsidiaries, which are not considered permanently invested, are included in other expense (income), net, in the accompanying Consolidated Statements of Operations. The total gain or loss on foreign currency transactions amounted to a net loss of $17,352, $10,223 and $36,201 for the years ended December 31, 2011, 2012 and 2013, respectively.

  e.
  Derivative Instruments and Hedging Activities

        Every derivative instrument is required to be recorded in the balance sheet as either an asset or a liability measured at its fair value. Periodically, we acquire derivative instruments that are intended to hedge either cash flows or values that are subject to foreign exchange or other market price risk and not for trading purposes. We have formally documented our hedging relationships, including identification of the hedging instruments and the hedged items, as well as our risk management objectives and strategies for undertaking each hedge transaction. Given the recurring nature of our revenues and the long-term nature of our asset base, we have the ability and the preference to use long-term, fixed interest rate debt to finance our business, thereby preserving our long-term returns on invested capital. We target approximately 75% of our debt portfolio to be fixed with respect to interest rates. Occasionally, we may use interest rate swaps as a tool to maintain our targeted level of fixed rate debt. In addition, we may use borrowings in foreign currencies, either obtained in the U.S. or by our foreign subsidiaries, to hedge foreign currency risk associated with our international investments. Sometimes we enter into currency swaps to temporarily hedge an overseas investment, such as a major acquisition, while we arrange permanent financing or to hedge our exposure due to foreign currency exchange movements related to our intercompany accounts with and between our foreign subsidiaries. As of December 31, 2012 and 2013, none of our derivative instruments contained credit-risk related contingent features.

  f.
  Property, Plant and Equipment

        Property, plant and equipment are stated at cost and depreciated using the straight-line method with the following useful lives:

Building and building improvements	5 to 40 years
Leasehold improvements	10 years or the life of the lease, whichever is shorter
Racking	1 to 20 years
Warehouse equipment and vehicles	1 to 10 years
Furniture and fixtures	2 to 10 years
Computer hardware and software	3 to 5 years

        Property, plant and equipment (including capital leases in the respective category), at cost, consist of the following:

	December 31,
	2012	2013
Land	$199,354	$203,423
Buildings and building improvements	1,217,107	1,283,458
Leasehold improvements	461,927	499,906
Racking	1,481,377	1,536,212
Warehouse equipment/vehicles	366,754	365,171
Furniture and fixtures	81,093	53,590
Computer hardware and software	526,973	511,927
Construction in progress	108,738	177,380

	$4,443,323	$4,631,067

        Minor maintenance costs are expensed as incurred. Major improvements which extend the life, increase the capacity or improve the safety or the efficiency of property owned are capitalized. Major improvements to leased buildings are capitalized as leasehold improvements and depreciated.

        We develop various software applications for internal use. Computer software costs associated with internal use software are expensed as incurred until certain capitalization criteria are met. Payroll and related costs for employees directly associated with, and devoting time to, the development of internal use computer software projects (to the extent time is spent directly on the project) are capitalized. During the years ended December 31, 2012 and 2013, we capitalized $26,755 and $39,487 of costs, respectively, associated with the development of internal use computer software projects. Capitalization begins when the design stage of the application has been completed and it is probable that the project will be completed and used to perform the function intended. Capitalization ends when the asset is ready for its intended use. Depreciation begins when the software is placed in service. Computer software costs that are capitalized are periodically evaluated for impairment. During the years ended December 31, 2011, 2012 and 2013, we wrote-off $3,500 (approximately $3,050 associated with our International Business segment and approximately $450 associated with our North American Records and Information Management Business segment), $1,110 associated with our Emerging Business segment and $1,100 (approximately $800 associated with our North American Records and Information Management Business segment and $300 associated with our Corporate and Other segment), respectively, of previously deferred software costs associated with internal use software development projects that were discontinued after implementation, which resulted in a loss on disposal/write-down of property, plant and equipment, net in the accompanying Consolidated Statements of Operations.

        Entities are required to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. Asset retirement obligations represent the costs to replace or remove tangible long-lived assets required by law, regulatory rule or contractual agreement. When the liability is initially recorded, the entity capitalizes the cost by increasing the carrying amount of the related long-lived asset, which is then depreciated over the useful life of the related asset. The liability is increased over time through accretion expense (included in depreciation expense) such that the liability will equate to the future cost to retire the long- lived asset at the expected retirement date. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or realizes a gain or loss upon settlement. Our obligations are primarily the result of requirements under our facility lease agreements which generally have "return to original condition" clauses which would require us to remove or restore items such as shred pits, vaults, demising walls and office build-outs, among others. The significant assumptions used in estimating our aggregate asset retirement obligation are the timing of removals, the probability of a requirement to perform, estimated cost and associated expected inflation rates that are consistent with historical rates and credit-adjusted risk-free rates that approximate our incremental borrowing rate.

        A reconciliation of liabilities for asset retirement obligations (included in other long-term liabilities) is as follows:

	December 31,
	2012	2013
Asset Retirement Obligations, beginning of the year	$10,116	$10,982
Liabilities Incurred	389	480
Liabilities Settled	(785)	(687)
Accretion Expense	1,056	1,123
Foreign Currency Exchange Movement	206	(89)

Asset Retirement Obligations, end of the year	$10,982	$11,809

  g.
  Goodwill and Other Intangible Assets

        Goodwill and intangible assets with indefinite lives are not amortized but are reviewed annually for impairment or more frequently if impairment indicators arise. Other than goodwill, we currently have no intangible assets that have indefinite lives and which are not amortized. Separable intangible assets that are not deemed to have indefinite lives are amortized over their useful lives. We annually assess whether a change in the life over which our intangible assets are amortized is necessary or more frequently if events or circumstances warrant.

        We have selected October 1 as our annual goodwill impairment review date. We performed our annual goodwill impairment review as of October 1, 2011, 2012 and 2013 and noted no impairment of goodwill at those dates. However, as a result of interim triggering events as discussed below, we recorded a provisional goodwill impairment charge in the third quarter of 2011 associated with our Continental Western Europe (as defined below) operations. This provisional goodwill impairment charge was finalized in the fourth quarter of 2011. As of December 31, 2013, no factors were identified that would alter our October 1, 2013 goodwill assessment. In making this assessment, we relied on a number of factors including operating results, business plans, anticipated future cash flows, transactions and marketplace data. There are inherent uncertainties related to these factors and our judgment in applying them to the analysis of goodwill impairment. When changes occur in the composition of one or more reporting units, the goodwill is reassigned to the reporting units affected based on their relative fair values.

        In September 2011, as a result of certain changes we made in the manner in which our European operations are managed, we reorganized our reporting structure and reassigned goodwill among the revised reporting units. Previously, we tested goodwill impairment at the European level on a combined basis. As a result of the management and reporting changes, we concluded at that time that we had three reporting units within our European operations: (1) United Kingdom, Ireland and Norway ("UKI"); (2) Belgium, France, Germany, Luxembourg, Netherlands and Spain ("Continental Western Europe"); and (3) the remaining countries in Europe ("Central Europe"). As a result of the restructuring of our reporting units, we concluded that we had an interim triggering event, and, therefore, we performed an interim goodwill impairment test for UKI, Continental Western Europe and Central Europe in the third quarter of 2011, as of August 31, 2011. As required by GAAP, prior to our goodwill impairment analysis, we performed an impairment assessment on the long-lived assets within our UKI, Continental Western Europe and Central Europe reporting units and noted no impairment, except for our Italian operations, which was included in our Continental Western Europe reporting unit, and which is now included in discontinued operations as discussed in Note 14. Based on our analysis, we concluded that the goodwill of our UKI and Central Europe reporting units was not impaired. Our Continental Western Europe reporting unit's fair value was less than its carrying value, and, as a result, we recorded a goodwill impairment charge of $46,500 included as a component of intangible impairments from continuing operations in the accompanying Consolidated Statements of Operations for the year ended December 31, 2011. A tax benefit of approximately $5,449 was recorded associated with the Continental Western Europe goodwill impairment charge for the year ended December 31, 2011 and is included in the provision (benefit) for income taxes from continuing operations in the accompanying Consolidated Statements of Operations. See Note 14 for the portion of the charge allocated to our Italian operations based on a relative fair value basis.

        In 2012, we reorganized the management and reporting structure of our international operations. As a result of the management and reporting changes, we concluded that we have the following six reporting units: (1) North America; (2) United Kingdom, Ireland, Norway, Belgium, France, Germany, Luxembourg, Netherlands and Spain ("Western Europe"); (3) the remaining countries in Europe in which we operate, excluding Russia and the Ukraine ("Emerging Markets"); (4) Latin America; (5) Australia, China, Hong Kong and Singapore ("Asia Pacific"); and (6) India, Russia and the Ukraine ("Emerging Market Joint Ventures"). As of December 31, 2012, the carrying value of goodwill, net amounted to $1,762,307, $365,303, $87,492, $56,893 and $62,764 for North America, Western Europe, Emerging Markets, Latin America and Asia Pacific, respectively. Our Emerging Market Joint Ventures reporting unit had no goodwill as of December 31, 2012 and 2013. As of December 31, 2013, the carrying value of goodwill, net amounted to $1,849,440, $375,954, $88,599, $93,149 and $56,210 for North America, Western Europe, Emerging Markets, Latin America and Asia Pacific, respectively. Based on our goodwill impairment assessment, all of our reporting units with goodwill had estimated fair values as of October 1, 2013 that exceeded their carrying values by greater than 15%.

        Reporting unit valuations have been calculated using an income approach based on the present value of future cash flows of each reporting unit or a combined approach based on the present value of future cash flows and market and transaction multiples of revenues and earnings. The income approach incorporates many assumptions including future growth rates, discount factors, expected capital expenditures and income tax cash flows. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairments in future periods. In conjunction with our annual goodwill impairment reviews, we reconcile the sum of the valuations of all of our reporting units to our market capitalization as of such dates.

        The changes in the carrying value of goodwill attributable to each reportable operating segment for the years ended December 31, 2012 and 2013 is as follows:

	North American Records and Information Management Business	North American Data Management Business	International Business	Total Consolidated
Gross Balance as of December 31, 2011	$1,608,193	$402,048	$564,044	$2,574,285
Deductible goodwill acquired during the year	6,084	1,521	32,609	40,214
Non-deductible goodwill acquired during the year	—	—	18,079	18,079
Currency effects	4,900	1,225	16,796	22,921

Gross Balance as of December 31, 2012	1,619,177	404,794	631,528	2,655,499
Deductible goodwill acquired during the year	40,046	10,011	13,983	64,040
Non-deductible goodwill acquired during the year	34,066	8,517	35,129	77,712
Fair value and other adjustments	7,144	1,786	(408)	8,522(1)
Currency effects	(12,153)	(3,038)	(6,897)	(22,088)

Gross Balance as of December 31, 2013	$1,688,280	$422,070	$673,335	$2,783,685

Accumulated Amortization Balance as of December 31, 2011	$209,090	$52,272	$58,655	$320,017
Currency effects	242	60	421	723

Accumulated Amortization Balance as of December 31, 2012	209,332	52,332	59,076	320,740
Currency effects	(603)	(151)	347	(407)

Accumulated Amortization Balance as of December 31, 2013	$208,729	$52,181	$59,423	$320,333

Net Balance as of December 31, 2012	$1,409,845	$352,462	$572,452	$2,334,759

Net Balance as of December 31, 2013	$1,479,551	$369,889	$613,912	$2,463,352

Accumulated Goodwill Impairment Balance as of December 31, 2012	$85,909	$—	$46,500	$132,409

Accumulated Goodwill Impairment Balance as of December 31, 2013	$85,909	$—	$46,500	$132,409

(1)
Total fair value and other adjustments primarily include $8,446 in net adjustments to property, plant and equipment, net, customer relationships and deferred income taxes, as well as $76 of cash paid related to acquisitions made in previous years.
  h.
  Long-Lived Assets

        We review long-lived assets and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to their carrying amount. The operations are generally distinguished by the business segment and geographic region in which they operate. If the operation is determined to be unable to recover the carrying amount of its assets, then intangible assets are written down first, followed by the other long-lived assets of the operation, to fair value. Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets.

        Consolidated gain on disposal/write-down of property, plant and equipment, net of $2,286 in the year ended December 31, 2011 consisted primarily of a gain of approximately $3,200 related to the disposition of a facility in Canada and a gain of approximately $3,000 on the retirement of leased vehicles accounted for as capital lease assets associated primarily with our North American Records and Information Management Business segment, offset by a loss associated with discontinued use of certain third-party software licenses of approximately $3,500 (approximately $3,050 associated with our International Business segment and approximately $450 associated with our North American Records and Information Managenent Business segment). Consolidated loss on disposal/write-down of property, plant and equipment, net was $4,400 in the year ended December 31, 2012 and consisted primarily of approximately $5,500, $800, $1,100, and $500 of asset write-offs in Europe, North American Records and Information Management Business, Emerging Businesses, and Latin America, respectively, partially offset by approximately $3,500 of gains associated with the retirement of leased vehicles accounted for as capital lease assets associated primarily with our North American Records and Information Management Business segment. Consolidated gain on disposal/write-down of property, plant and equipment, net was $1,417 in the year ended December 31, 2013 and consisted primarily of gains of approximately $2,500 on the retirement of leased vehicles accounted for as capital lease assets associated primarily with our North American Records and Information Management Business segment and the sale of two buildings in the United Kingdom of approximately $1,800, partially offset by approximately $1,700 of asset write-offs in our North American Records and Information Management Business segment, approximately $300 of asset write-offs in our Corporate and Other segment and approximately $900 of asset write-offs associated with our European operations.

  i.
  Customer Relationships and Acquisition Costs and Other Intangible Assets

        Costs related to the acquisition of large volume accounts are capitalized. Initial costs incurred to transport the boxes to one of our facilities, which includes labor and transportation charges, are amortized over periods ranging from one to 30 years (weighted average of 26 years at December 31, 2013), and are included in depreciation and amortization in the accompanying Consolidated Statements of Operations. Payments to a customer's current records management vendor or direct payments to a customer are amortized over periods ranging from one to 10 years (weighted average of five years at December 31, 2013) to the storage and service revenue line items in the accompanying Consolidated Statements of Operations. If the customer terminates its relationship with us, the unamortized cost is charged to expense or revenue. However, in the event of such termination, we generally collect, and record as income, permanent removal fees that generally equal or exceed the amount of the unamortized costs. Customer relationship intangible assets acquired through business combinations, which represents the majority of the balance, are amortized over periods ranging from 10 to 30 years (weighted average of 21 years at December 31, 2013). Amounts allocated in purchase accounting to customer relationship intangible assets are calculated based upon estimates of their fair value utilizing an income approach based on the present value of expected future cash flows. Other intangible assets, including noncompetition agreements, acquired core technology and trademarks, are capitalized and amortized over periods ranging from five to 10 years (weighted average of seven years at December 31, 2013).

        The gross carrying amount and accumulated amortization are as follows:

	December 31,
	2012	2013
Gross Carrying Amount
Customer relationship and acquisition costs	$685,898	$879,378
Other intangible assets (included in other assets, net)	9,778	9,475
Accumulated Amortization
Customer relationship and acquisition costs	$229,778	$273,894
Other intangible assets (included in other assets, net)	5,875	7,305

        The amortization expense for the years ended December 31, 2011, 2012 and 2013 are as follows:

	Year Ended December 31,
	2011	2012	2013
Customer relationship and acquisition costs:
Amortization expense included in depreciation and amortization	$27,900	$34,806	$37,725
Amortization expense offsetting revenues	10,100	10,784	11,788
Other intangible assets:
Amortization expense included in depreciation and amortization	961	940	1,456

        Estimated amortization expense for existing intangible assets (excluding deferred financing costs, which are amortized through interest expense, of $6,821, $6,666, $5,925, $4,886 and $4,853 for 2014, 2015, 2016, 2017 and 2018, respectively) for the next five succeeding fiscal years is as follows:

	Estimated Amortization
	Included in Depreciation and Amortization	Charged to Revenues
2014	$46,606	$7,466
2015	46,295	6,403
2016	46,068	4,854
2017	44,373	2,917
2018	43,703	2,228
  j.
  Deferred Financing Costs

        Deferred financing costs are amortized over the life of the related debt using the effective interest rate method. If debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired to other expense (income), net. As of December 31, 2012 and 2013, gross carrying amount of deferred financing costs was $63,649 and $62,418, respectively, and accumulated amortization of those costs was $19,799 and $16,811, respectively, and was recorded in other assets, net in the accompanying Consolidated Balance Sheets.

  k.
  Prepaid Expenses and Accrued Expenses

        Prepaid expenses and accrued expenses with items greater than 5% of total current assets and liabilities shown separately, respectively, consist of the following:

	December 31,
	2012	2013
Income tax receivable	$68,312	$31,915
Other	96,401	112,886

Prepaid expenses	$164,713	$144,801

	December 31,
	2012	2013
Interest	$64,227	$71,971
Payroll and vacation	80,931	91,519
Incentive compensation	63,828	58,562
Dividend	53,042	55,142
Self-insured liabilities (Note 10.b.)	34,806	32,850
Other	129,979	151,294

Accrued expenses	$426,813	$461,338

  l.
  Revenues

        Our revenues consist of storage rental revenues as well as service revenues and are reflected net of sales and value added taxes. Storage rental revenues, which are considered a key driver of financial performance for the storage and information management services industry, consist primarily of recurring periodic rental charges related to the storage of materials or data (generally on a per unit basis). Service revenues include charges for related core service activities and a wide array of complementary products and services. Included in core service revenues are: (1) the handling of records, including the addition of new records, temporary removal of records from storage, refiling of removed records and the destruction of records; (2) courier operations, consisting primarily of the pickup and delivery of records upon customer request; (3) secure shredding of sensitive documents; and (4) other recurring services, including the scanning, imaging and document conversion services of active and inactive records, or Document Management Solutions ("DMS"), which relate to physical and digital records, and recurring project revenues. Our complementary services revenues include special project work, customer termination and permanent withdrawal fees, data restoration projects, fulfillment services, consulting services, technology services and product sales (including specially designed storage containers and related supplies). Our secure shredding revenues include the sale of recycled paper (included in complementary services revenues), the price of which can fluctuate from period to period, adding to the volatility and reducing the predictability of that revenue stream.

        We recognize revenue when the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable and collectability of the resulting receivable is reasonably assured. Storage rental and service revenues are recognized in the month the respective storage rental or service is provided, and customers are generally billed on a monthly basis on contractually agreed-upon terms. Amounts related to future storage rental or prepaid service contracts for customers where storage rental fees or services are billed in advance are accounted for as deferred revenue and recognized ratably over the period the applicable storage rental or service is provided or performed. Revenues from the sales of products, which is included as a component of service revenues, is recognized when products are shipped and title has passed to the customer. Revenues from the sales of products have historically not been significant.

  m.
  Rent Normalization

        We have entered into various leases for buildings that expire over various terms. Certain leases have fixed escalation clauses (excluding those tied to the consumer price index or other inflation-based indices) or other features (including return to original condition, primarily in the United Kingdom) which require normalization of the rental expense over the life of the lease resulting in deferred rent being reflected as a liability in the accompanying consolidated balance sheets. In addition, we have assumed various above and below market leases in connection with certain of our acquisitions. The difference between the present value of these lease obligations and the market rate at the date of the acquisition was recorded as a deferred rent liability or other long-term asset and is being amortized over the remaining lives of the respective leases.

  n.
  Stock-Based Compensation

        We record stock-based compensation expense, utilizing the straight-line method, for the cost of stock options, restricted stock, restricted stock units, performance units and shares of stock issued under the 2003 employee stock purchase plan and the 2013 employee stock purchase plan (together, "Employee Stock-Based Awards").

        Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying Consolidated Statements of Operations for the years ended December 31, 2011, 2012 and 2013 was $17,510, including $260 in discontinued operations, ($8,834 after tax or $0.05 per basic and diluted share), $30,360 ($23,437 after tax or $0.14 per basic and $0.13 per diluted share) and $30,354 ($22,085 after tax or $0.12 per basic and $0.11 per diluted share), respectively.

        Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying Consolidated Statements of Operations related to continuing operations is as follows:

	Year Ended December 31,
	2011	2012	2013
Cost of sales (excluding depreciation and amortization)	$914	$1,392	$293
Selling, general and administrative expenses	16,336	28,968	30,061

Total stock-based compensation	$17,250	$30,360	$30,354

        The benefits associated with the tax deductions in excess of recognized compensation cost are required to be reported as financing activities in the accompanying Consolidated Statements of Cash Flows. This requirement reduces reported operating cash flows and increases reported financing cash flows. As a result, net financing cash flows from continuing operations included $919, $1,045 and $2,389 for the years ended December 31, 2011, 2012 and 2013, respectively, from the benefits of tax deductions in excess of recognized compensation cost. The tax benefit of any resulting excess tax deduction increases the Additional Paid-in Capital ("APIC") pool. Any resulting tax deficiency is deducted from the APIC pool.

Stock Options

        Under our various stock option plans, options were granted with exercise prices equal to the market price of the stock on the date of grant. The majority of our options become exercisable ratably over a period of five years from the date of grant and generally have a contractual life of ten years from the date of grant, unless the holder's employment is terminated sooner. Certain of the options we issue become exercisable ratably over a period of ten years from the date of grant and have a contractual life of 12 years from the date of grant, unless the holder's employment is terminated sooner. As of December 31, 2013, ten-year vesting options represented 7.5% of total outstanding options. Beginning in 2011, certain of the options we issue become exercisable ratably over a period of three years from the date of grant and have a contractual life of ten years from the date of grant, unless the holder's employment is terminated sooner. As of December 31, 2013, three-year vesting options represented 20.5% of total outstanding options. Our non-employee directors are considered employees for purposes of our stock option plans and stock option reporting. Options granted to our non-employee directors generally become exercisable one year from the date of grant.

        In December 2008, we amended each of the Iron Mountain Incorporated 2002 Stock Incentive Plan, the Iron Mountain Incorporated 1997 Stock Option Plan and the LiveVault Corporation 2001 Stock Incentive Plan (each a "Plan") to provide that any unvested options and other awards granted under each respective Plan shall vest immediately should an employee be terminated by the Company, or terminate his or her own employment for good reason (as defined in each Plan), in connection with a vesting change in control (as defined in each Plan). The Mimosa Systems, Inc. 2009 Equity Incentive Plan and the Mimosa Systems, Inc. 2003 Stock Plan were similarly amended in June 2010.

        A total of 38,917,411 shares of common stock have been reserved for grants of options and other rights under our various stock incentive plans. The number of shares available for grant at December 31, 2013 was 5,814,061.

        The weighted average fair value of options granted in 2011, 2012 and 2013 was $7.42, $7.00 and $7.69 per share, respectively. These values were estimated on the date of grant using the Black-Scholes option pricing model. The following table summarizes the weighted average assumptions used for grants in the year ended December 31:

Weighted Average Assumptions	2011	2012	2013
Expected volatility	33.4%	33.8%	33.8%
Risk-free interest rate	2.40%	1.24%	1.13%
Expected dividend yield	3%	3%	3%
Expected life	6.3 years	6.3 years	6.3 years

        Expected volatility is calculated utilizing daily historical volatility over a period that equates to the expected life of the option. The risk-free interest rate was based on the U.S. Treasury interest rates whose term is consistent with the expected life of the stock options. Expected dividend yield is considered in the option pricing model and represents our current annualized expected per share dividends over the current trade price of our common stock. The expected life (estimated period of time outstanding) of the stock options granted is estimated using the historical exercise behavior of employees.

        A summary of option activity for the year ended December 31, 2013 is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2012	5,908,102	$23.39
Granted	261,698	33.03
Exercised	(895,372)	22.30
Forfeited	(121,006)	21.81
Expired	(7,683)	28.71

Outstanding at December 31, 2013	5,145,739	$24.09	4.69	$33,618

Options exercisable at December 31, 2013	3,779,348	$23.66	4.10	$25,990

Options expected to vest	1,193,816	$25.37	6.91	$6,605

        The following table provides the aggregate intrinsic value of stock options exercised for the years ended December 31, 2011, 2012 and 2013:

	Year Ended December 31,
	2011	2012	2013
Aggregate intrinsic value of stock options exercised	$37,901	$15,859	$11,024

Restricted Stock and Restricted Stock Units

        Under our various equity compensation plans, we may also grant restricted stock or restricted stock units ("RSUs"). Our restricted stock and RSUs generally have a three to five year vesting period from the date of grant. All RSUs accrue dividend equivalents associated with the underlying stock as we declare dividends. Dividends will generally be paid to holders of RSUs in cash upon the vesting date of the associated RSU and will be forfeited if the RSU does not vest. We accrued approximately $1,378 and $1,854 of cash dividends on RSUs for the years ended December 31, 2012 and 2013, respectively. We paid approximately $58 and $820 of cash dividends on RSUs for the years ended December 31, 2012 and 2013, respectively. The fair value of restricted stock and RSUs is the excess of the market price of our common stock at the date of grant over the purchase price (which is typically zero).

        A summary of restricted stock and RSU activity for the year ended December 31, 2013 is as follows:

	Restricted Stock and RSUs	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2012	1,303,664	$29.89
Granted	758,799	29.75
Vested	(555,776)	29.94
Forfeited	(71,457)	30.62

Non-vested at December 31, 2013	1,435,230	$29.76

        The total fair value of restricted stock vested for the years ended December 31, 2011, 2012 and 2013 was $13, $1 and $1, respectively. The total fair value of RSUs vested for the years ended December 31, 2011, 2012 and 2013 was $931, $8,296 and $16,638, respectively.

Performance Units

        Under our various equity compensation plans, we may also make awards of performance units ("PUs"). For the majority of PUs, the number of PUs earned is determined based on our performance against predefined calendar year targets of revenue growth and return on invested capital ("ROIC"). The number of PUs earned may range from 0% to 150% of the initial award. The number of PUs earned is determined based on our actual performance as compared to the targets at the end of the one-year performance period. Certain PUs granted in 2013 will be earned based on a market condition associated with the total return on our common stock in relation to a subset of the S&P 500 rather than the revenue growth and ROIC targets noted above. The number of PUs earned based on this market condition may range from 0% to 200% of the initial award. All of our PUs will be settled in shares of our common stock and are subject to cliff vesting three years from the date of the original PU grant. Employees who subsequently terminate their employment after the end of the one-year performance period and on or after attaining age 55 and completing 10 years of qualifying service (the "retirement criteria") shall immediately and completely vest in any PUs earned based on the actual achievement against the predefined targets as discussed above (but delivery of the shares remains deferred). As a result, PUs are generally expensed over the shorter of (1) the vesting period, (2) achievement of the retirement criteria, which may occur as early as January 1 of the year following the year of grant, or (3) a maximum of three years. Outstanding PUs accrue dividend equivalents associated with the underlying stock as we declare dividends. Dividends will generally be paid to holders of PUs in cash upon the settlement date of the associated PU and will be forfeited if the PU does not vest. We accrued approximately $369 and $681 of cash dividends on PUs for the years ended December 31, 2012 and 2013, respectively.

        In 2011, 2012 and 2013, we issued 154,239, 221,781 and 198,869 PUs, respectively. For PUs that are earned based on our performance against revenue growth and ROIC targets during the one-year performance period, we forecast the likelihood of achieving the predefined annual revenue growth and ROIC targets in order to calculate the expected PUs to be earned. We record a compensation charge based on either the forecasted PUs to be earned (during the one-year performance period) or the actual PUs earned (at the one-year anniversary date) over the vesting period for each of the awards. For the 2013 PUs that will be earned based on a market condition, we utilized a Monte Carlo simulation to fair value these awards at the date of grant, and such fair value will be expensed over the three-year performance period. No PUs vested during 2011. The total fair value of earned PUs that vested during the years ended December 31, 2012 and 2013 was $4,285 and $2,962, respectively. There were no cash dividends paid on PUs for the years ended December 31, 2011, 2012 and 2013. As of December 31, 2013, we expected 70.0% achievement of the predefined revenue and ROIC targets associated with the awards of PUs made in 2013.

        A summary of PU activity for the year ended December 31, 2013 is as follows:

	Original PU Awards	PU Adjustment(1)	Total PU Awards	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2012	236,093	(4,447)	231,646	$29.12
Granted	198,869	(25,536)	173,333	38.81
Vested	(94,019)	6,251	(87,768)	33.74
Forfeited	(6,395)	—	(6,395)	30.77

Non-vested at December 31, 2013	334,548	(23,732)	310,816	$33.18

(1)
Represents an increase or decrease in the number of original PUs awarded based on either (a) the final performance criteria achievement at the end of the defined performance period of such PUs or (b) a change in estimated awards based on the forecasted performance against the predefined targets.

Employee Stock Purchase Plan

        We offer an employee stock purchase plan (the "ESPP") in which participation is available to substantially all U.S. and Canadian employees who meet certain service eligibility requirements. The ESPP provides a way for our eligible employees to become stockholders on favorable terms. The ESPP provides for the purchase of our common stock by eligible employees through successive offering periods. We have historically had two six-month offering periods per year, the first of which generally runs from June 1 through November 30 and the second of which generally runs from December 1 through May 31. During each offering period, participating employees accumulate after-tax payroll contributions, up to a maximum of 15% of their compensation, to pay the purchase price at the end of the offering. Participating employees may withdraw from an offering before the purchase date and obtain a refund of the amounts withheld as payroll deductions. At the end of the offering period, outstanding options under the ESPP are exercised, and each employee's accumulated contributions are used to purchase our common stock. The price for shares purchased under the ESPP is 95% of the fair market price at the end of the offering period, without a look-back feature. As a result, we do not recognize compensation expense for the ESPP shares purchased. For the years ended December 31, 2011, 2012 and 2013, there were 154,559 shares, 151,285 shares and 144,432 shares, respectively, purchased under the ESPP. Our prior ESPP was replaced subsequent to the expiration of our June 1 offering on November 29, 2013, by the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan, which was approved by our stockholders at the 2013 Annual Meeting of Stockholders held on June 6, 2013. As of December 31, 2013, we have 1,000,000 shares available under the ESPP.

        As of December 31, 2013, unrecognized compensation cost related to the unvested portion of our Employee Stock-Based Awards was $41,877 and is expected to be recognized over a weighted-average period of 2.0 years.

        We generally issue shares of our common stock for the exercises of stock options, restricted stock, RSUs, PUs and shares of our common stock under our ESPP from unissued reserved shares.

  o.
  Income Taxes

        Accounting for income taxes requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax and financial reporting basis of assets and liabilities and for loss and credit carryforwards. Valuation allowances are provided when recovery of deferred tax assets does not meet the more likely than not standard as defined in GAAP. We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision (benefit) for income taxes in the accompanying Consolidated Statements of Operations.

  p.
  Income (Loss) Per Share—Basic and Diluted

        Basic income (loss) per common share is calculated by dividing income (loss) by the weighted average number of common shares outstanding. The calculation of diluted income (loss) per share is consistent with that of basic income (loss) per share but gives effect to all potential common shares (that is, securities such as options, warrants or convertible securities) that were outstanding during the period, unless the effect is antidilutive.

        The following table presents the calculation of basic and diluted income (loss) per share:

	Year Ended December 31,
	2011	2012	2013
Income (loss) from continuing operations	$246,412	$183,493	$99,961

Total income (loss) from discontinued operations (see Note 14)	$153,180	$(8,659)	$831

Net income (loss) attributable to Iron Mountain Incorporated	$395,538	$171,708	$97,262

Weighted-average shares—basic	194,777,000	173,604,000	190,994,000
Effect of dilutive potential stock options	1,060,477	914,308	995,836
Effect of dilutive potential restricted stock, RSUs and PUs	100,136	349,128	422,045

Weighted-average shares—diluted	195,937,613	174,867,436	192,411,881

Earnings (losses) per share—basic:
Income (loss) from continuing operations	$1.27	$1.06	$0.52

Total income (loss) from discontinued operations (see Note 14)	$0.79	$(0.05)	$0.00

Net income (loss) attributable to Iron Mountain Incorporated—basic	$2.03	$0.99	$0.51

Earnings (losses) per share—diluted:
Income (loss) from continuing operations	$1.26	$1.05	$0.52

Total income (loss) from discontinued operations (see Note 14)	$0.78	$(0.05)	$0.00

Net income (loss) attributable to Iron Mountain Incorporated—diluted	$2.02	$0.98	$0.51

Antidilutive stock options, RSUs and PUs, excluded from the calculation	3,973,760	1,286,150	903,416

  q.
  Allowance for Doubtful Accounts and Credit Memo Reserves

        We maintain an allowance for doubtful accounts and credit memos for estimated losses resulting from the potential inability of our customers to make required payments and potential disputes regarding billing and service issues. When calculating the allowance, we consider our past loss experience, current and prior trends in our aged receivables and credit memo activity, current economic conditions and specific circumstances of individual receivable balances. If the financial condition of our customers were to significantly change, resulting in a significant improvement or impairment of their ability to make payments, an adjustment of the allowance may be required. We consider accounts receivable to be delinquent after such time as reasonable means of collection have been exhausted. We charge-off uncollectible balances as circumstances warrant, generally, no later than one year past due.

        Rollforward of allowance for doubtful accounts and credit memo reserves is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Credit Memos Charged to Revenue	Allowance for Bad Debts Charged to Expense	Other(1)	Deductions(2)	Balance at End of the Year
2011	$20,747	$39,343	$9,506	$(205)	$(46,114)	$23,277
2012	23,277	39,723	8,323	977	(47,091)	25,209
2013	25,209	49,483	11,321	3,612	(54,980)	34,645
(1)
Primarily consists of recoveries of previously written-off accounts receivable, allowances of businesses acquired and the impact associated with currency translation adjustments.

(2)
Primarily consists of the issuance of credit memos and the write-off of accounts receivable.
  r.
  Concentrations of Credit Risk

        Financial instruments that potentially subject us to market risk consist principally of cash and cash equivalents (including money market funds and time deposits), restricted cash (primarily U.S. Treasuries) and accounts receivable. The only significant concentrations of liquid investments as of both December 31, 2012 and 2013 relate to cash and cash equivalents and restricted cash held on deposit with five global banks and two "Triple A" rated money market funds, and one global bank and one "Triple A" rated money market fund, respectively, all of which we consider to be large, highly-rated investment- grade institutions. As per our risk management investment policy, we limit exposure to concentration of credit risk by limiting the amount invested in any one mutual fund to a maximum of $50,000 or in any one financial institution to a maximum of $75,000. As of December 31, 2012 and 2013, our cash and cash equivalents and restricted cash balance was $277,027 and $154,386, respectively, including money market funds and time deposits amounting to $218,629 and $36,613, respectively. A substantial portion of the money market funds is invested in U.S. Treasuries.

  s.
  Fair Value Measurements

        Entities are permitted under GAAP to elect to measure many financial instruments and certain other items at either fair value or cost. We did not elect the fair value measurement option for any of our financial assets or liabilities.

        Our financial assets or liabilities are measured using inputs from the three levels of the fair value hierarchy. A financial asset or liability's classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

        The three levels of the fair value hierarchy are as follows:

          Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

          Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

          Level 3—Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

        The following tables provide the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2012 and 2013, respectively:

		Fair Value Measurements at December 31, 2012 Using
Description	Total Carrying Value at December 31, 2012	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$68,800	$—		$68,800		$—
Time Deposits(1)	149,829	—		149,829		—
Trading Securities	11,071	10,525	(2)	546	(1)	—
Derivative Liabilities(3)	1,522	—		1,522		—

		Fair Value Measurements at December 31, 2013 Using
Description	Total Carrying Value at December 31, 2013	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$33,860	$—		$33,860		$—
Time Deposits(1)	2,753	—		2,753		—
Trading Securities	13,386	12,785	(2)	601	(1)	—
Derivative Assets(3)	72	—		72		—
Derivative Liabilities(3)	5,592	—		5,592		—
(1)
Money market funds and time deposits (including certain trading securities) are measured based on quoted prices for similar assets and/or subsequent transactions.

(2)
Securities are measured at fair value using quoted market prices.

(3)
Our derivative assets and liabilities primarily relate to short- term (six months or less) foreign currency contracts that we have entered into to hedge our intercompany exposures denominated in British pounds sterling, Euros and Australian dollars. We calculate the fair value of such forward contracts by adjusting the spot rate utilized at the balance sheet date for translation purposes by an estimate of the forward points observed in active markets.

        Disclosures are required in the financial statements for items measured at fair value on a non-recurring basis. We did not have any material items that are measured at fair value on a non-recurring basis for the years ended December 31, 2011, 2012 and 2013, except goodwill calculated based on Level 3 inputs, as more fully disclosed in Note 2.g.

  t.
  Available-for-sale and Trading Securities

        We have one trust that holds marketable securities. Marketable securities are classified as available-for-sale or trading. As of December 31, 2012 and 2013, the fair value of the money market and mutual funds included in this trust amounted to $11,071 and $13,386, respectively, and were included in prepaid expenses and other in the accompanying Consolidated Balance Sheets. We classified these marketable securities included in the trust as trading, and included in other expense (income), net in the accompanying Consolidated Statements of Operations realized and unrealized net losses of $321, net gains of $1,292 and net gains of $2,283 for the years ended December 31, 2011, 2012 and 2013, respectively.

  u.
  Investments

        As of December 31, 2013, we had investments in joint ventures in Iron Mountain A/S of 32% (Denmark) and in Katalyst Data Management LLC and Katalyst Data Management GP, Inc. (formerly Kelman Technologies Inc.) of 25% (U.S. and Canada). These investments are accounted for using the equity method because we exercise significant influence over these entities and their operations. As of December 31, 2012 and 2013, the carrying value related to our equity investments was $398 and $455, respectively, included in other assets in the accompanying Consolidated Balance Sheets. Additionally, we have a 4% investment in Crossroads Systems, Inc. (U.S.) and its carrying value as of December 31, 2013 was $1,404.

  v.
  Accumulated Other Comprehensive Items, Net

        Accumulated other comprehensive items, net consists of the following:

	December 31,
	2012	2013
Foreign currency translation adjustments	$20,314	$(9,586)
Market value adjustments for securities, net of tax	0	926

	$20,314	$(8,660)

  w.
  Other Expense (Income), Net

        Other expense (income), net consists of the following:

	Year Ended December 31,
	2011	2012	2013
Foreign currency transaction losses (gains), net	$17,352	$10,223	$36,201
Debt extinguishment expense, net	993	10,628	43,724
Other, net	(5,302)	(4,789)	(4,723)

	$13,043	$16,062	$75,202